Exhibit 13.1

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Advantest Corporation, a Japanese corporation (the “Company”), does hereby certify that, to such officer’s knowledge:

1.	The accompanying Annual Report of the Company on Form 20-F for the period ended March 31, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 27, 2013

By:	/S/ HARUO MATSUNO
Name:	Haruo Matsuno
Title:	Representative Director, President and CEO

Date: June 27, 2013

By:	/S/ HIROSHI NAKAMURA
Name:	Hiroshi Nakamura
Title:	Director, Managing Executive Officer